UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2023

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16760 SW Upper Boones Ferry Rd., Suite 101
Portland, OR 97224
(503) 601-4545
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PXLW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 28, 2023, the board of directors (the “Board”) of Pixelworks, Inc. (the “Company”) approved and adopted amended and restated bylaws of the Company (the “Amended and Restated Bylaws”). The Company’s bylaws were last amended in 2009. The Amended and Restated Bylaws are effective January 28, 2023. Among other things, the amendments effected by the Amended and Restated Bylaws:

•Clarify the Board’s authority to designate the date for annual shareholder meetings, which may be held in any month and the Board’s authority to designate the location for shareholder meetings generally, which may be by means of remote communication.
•Clarify that notices of shareholder and Board meetings may be electronic.
•Enhance procedural mechanics and requirements in connection with the Board’s fixation of record dates, including by requiring, among other things, that the record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and shall not be more than 70 days nor less than 10 days before the date of any such meeting nor more than seventy (70) days before any other action to which the record date relates.
•Clarify the Chairman of the Board’s authority to call to order any meeting of the shareholders and act as chairman of the meeting, and in the absence of the Secretary, appoint any person as the secretary of the meeting.
•Provide that the Company shall, in advance of any meeting of shareholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof.
•Clarify the authority of the chairperson of a shareholder meeting, the shareholders, and any officers present at such meeting to adjourn the meeting where a quorum is not present, and the effects of adjournments of shareholder meetings in connection with notices and record dates, including by requiring, among other things:
◦if the adjournment is for more than 30 days, notice of the place, if any, date, time and means of remote communications, if any, of the adjourned meeting shall be given to the shareholders of record; and
◦if the Board fixes a new record date for shareholders entitled to vote at the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting.
•Enhance procedural mechanics and disclosure requirements in connection with submissions of proposals regarding business to be brought before an annual meeting of shareholders (other than proposals to be included in the Company’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended), including by requiring, among other things:
◦shareholder notice to be received (a) for the annual meeting that is held in 2023, not more than 90 nor less than 60 days prior to the meeting date (provided, that if less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made, notice must be received not later than the close of business on the 10th day following such notice or public announcement) and (b) for all other future annual meetings, not more than 120 nor less than 90 days in advance of the anniversary of the date of the Company’s proxy statement provided in connection with the previous year’s annual shareholder meeting (provided, that if no annual meeting was held or the annual meeting is called more than 30 days before or after the anniversary date of the previous year’s annual meeting, notice must be received not later than the close of business on the later of (1) the 90th day prior to such annual meeting and (2) the 10th day following public announcement of the meeting date) (“Timely Notice”);
◦additional background information and disclosures regarding proposing shareholders and proposed items of business; and
◦that disclosures included in a shareholder’s notice of proposals regarding other business be updated so that they are accurate as of the shareholder meeting record date and as of 10 business days prior to the shareholder meeting.
•Enhance procedural mechanics and disclosure requirements in connection with shareholder nominations of directors, including by requiring, among other things:
◦shareholders to provide Timely Notice of nominations;
◦that the number of nominees submitted by shareholders may not exceed the number of directors to be elected at a meeting;
◦additional background information and disclosures regarding the nominating shareholders and the proposed nominees;
◦that proposed nominees deliver completed written questionnaires, written representations and agreement that such nominee is not subject to any voting commitments not disclosed to the Company, and any other such information reasonably requested by the Board; and
◦that disclosures included in a shareholder’s notice of nominations and information regarding the proposed nominees be updated so that they are accurate as of the shareholder meeting record date and as of 10 business days prior to the shareholder meeting.

•Provide that if a majority of shareholder votes cast with respect to the election of a director are marked “against” or “withheld” in an uncontested election, the director shall tender his or her resignation for the Board’s or the Corporate Governance and Nominating Committee’s consideration.
•Clarify the Board’s authority to adjourn a meeting by a majority of directors where a quorum is not present.
•Clarify the Board’s authority to choose the Company’s President and Secretary, and to delegate its authority in appointing other officers.

The Amended and Restated Bylaws also incorporate ministerial, clarifying and conforming changes.

The foregoing description of amendments to the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, as of January 28, 2023, a copy of which is attached as Exhibit 3(ii).1 to this report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
3(ii).1	Amended and Restated Bylaws, as of January 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	February 1, 2023	/s/ Haley F. Aman
Haley F. Aman Chief Financial Officer